UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 18, 2005
(March 7, 2005)

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio  43219

(Address of principal executive offices) (Zip Code)

(614) 237-9777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.                                              Results of Operations and Financial Condition.

On March 16,2005, AirNet Systems, Inc. (the "Company") issued a news release announcing results for the three and twelve months ended December 31, 2004. A copy of the news release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01.                                              Regulation FD Disclosure.

In response to a Schedule 13D and related amendments filed by two shareholders of the Company, who have stated their intention to institute a proxy contest for control of the Company’s Board of Directors, on March 7, 2005, the Company engaged Georgeson Shareholder Communications Inc. to advise the Company with respect to a contested proxy contest and to act as a proxy solicitor in the event that there is a proxy contest in connection with the 2005 Annual Meeting of Shareholders. To date, the Company has not set a date for its 2005 Annual Meeting of Shareholders.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired:  Not Applicable.

(b)                                 Pro forma financial information:  Not Applicable.

(c)                                  Exhibits.  The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on March 16, 2005

                The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Company specifically states that it is to be so incorporated by reference.

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: March 18, 2005	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated March 18, 2005

AirNet Systems, Inc.

Exhibit No.	Description

99	News Release issued by AirNet Systems, Inc. on March 16, 2005